SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):  May 7, 2003


               The SAVE Program for Employees of Viskase Corporation
               -----------------------------------------------------
              (Exact name of registrant as specified in its charter)




                                                            95-2677354;
  Not Applicable        Form S-8 Reg. No. 033-63807       Plan Number 003
-----------------       ---------------------------       ----------------
(State or other          (Commission File No.)            (I.R.S. Employer
 jurisdiction of                                          Identification No.
 incorporation )



625 Willowbrook Centre Parkway, Willowbrook, Illinois                60527
-----------------------------------------------------              -----------
    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------













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                                    Page 1 of 4
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Item 4. - Changes in Registrant's Certifying Accountant
          ---------------------------------------------

(a)   Previous independent accountants
      --------------------------------

(i) On May 7, 2003, the Employee Benefits Committee of Viskase Companies, Inc. dismissed PricewaterhouseCoopers LLP as the auditors of The SAVE Program for Employees of Viskase Corporation (the "Plan"), and engaged the accounting firm of Grant Thornton LLP as independent auditors of the Plan.

(ii) The reports of PricewaterhouseCoopers LLP on the financial statements of the Plan as of and for the years ended December 31, 2001 and 2000 contain no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the two most recent years ended December 31, 2001 and 2000, and through May 7, 2003, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) None of the reportable events described under Item 304 (a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended December 31, 2001 and 2000 and through May 7, 2003.

(v) The Plan has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of this letter, dated May 9, 2003 is filed as Exhibit 16 to this Form 8-K.

(b)    New independent accountants
       ---------------------------

(i) The Audit Committee of Viskase Companies, Inc.'s Board of Directors engaged Grant Thornton LLP on May 7, 2003. During the two most recent fiscal years ended December 31, 2001 and 2000 and through May 7, 2003, the Plan did not consult with Grant Thornton LLP regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. - Financial Statements and Exhibits

(c)   Exhibits

EX 16 Letter from PricewaterhouseCoopers LLP, dated May 9, 2003

                                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


May 12, 2003